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                                                                    EXHIBIT 99

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER

             PURSUANT TO 18 U.S.C. SS. 1350, AS ADOPTED PURSUANT TO
                    SS.906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of The Midland-Guardian Company Salaried Employees' 401(k) Savings Plan (the "Plan") on Form 11-K for the period ending December 31, 2002 (the "Report"), I, John I. Von Lehman, Chief Financial Officer of The Midland Company (the "Company"), certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material aspects, the financial condition of the Plan.


 /s/ John I. Von Lehman
--------------------------------------------
John I. Von Lehman
Executive Vice President,
Chief Financial Officer and Secretary

June 27, 2003